UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

NRC GROUP HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Sunrise Highway, Suite 200, Building 200 Great River, New York	11739
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 224-9141

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

In connection with the previously announced acquisition of Quail Run Services, LLC (“Quail Run”), NRC Group Holdings Corp. (the “Registrant”) hereby files the following financial information in accordance with Rule 3-05 of Regulation S-X.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Quail Run as of and for the years ended December 31, 2017 and 2016, together with the notes thereto, are included in this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of Quail Run as of September 30, 2018 and 2017 and for the nine months ended September 30, 2018 and 2017, together with the notes thereto, are included in this Current Report as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information, together with the notes thereto, are included in this Current Report as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1*	Audited Financial Statements of Quail Run as of and for the years ended December 31, 2017 and 2016.

99.2*	Unaudited Financial Statements of Quail Run as of September 30, 2018 and 2017 and for the nine months ended September 30, 2018 and 2017.

99.3*	Unaudited Pro Forma Condensed Combined Financial Information

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRC GROUP HOLDINGS CORP.

Date: December 17, 2018	By:	/s/ Joseph Peterson
Joseph Peterson
	Title:	Chief Financial Officer